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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (SEC No. 333-50288) of Computer Access Technology Corporation of our report dated January 26, 2001, relating to the consolidated financial statements and financial statement schedule of Computer Access Technology Corporation, which appear in this Form 10-K.

PricewaterhouseCoopers LLP

San Jose, California
March 12, 2001